                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                     11% SENIOR SUBORDINATED NOTES DUE 2011
                                       OF
                                  NOVEON, INC.

                PURSUANT TO THE PROSPECTUS DATED __________, 2000

--------------------------------------------------------------------------------

              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
 AT 5:00 P.M., NEW YORK CITY TIME, ON ___________________, 2000 UNLESS EXTENDED.

--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                BY MAIL:                  FACSIMILE TRANSMISSION:        BY HAND/OVERNIGHT DELIVERY:
      Wells Fargo Bank Minnesota,     (for eligible institutions only)   Wells Fargo Bank Minnesota,
          National Association                 (860) 704-6219               National Association
            213 Court Street                                                  213 Court Street
               Suite 902                   Confirm by Telephone:                  Suite 902
        New York, New York 10286               (860) 704-6216             New York, New York 10286
     Middletown, Connecticut, 06457                                    Middletown, Connecticut, 06457
     Attn: Corporate Trust Services                                    Attn: Corporate Trust Services

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned hereby acknowledges receipt of the prospectus, dated ____________, 2000, of Noveon, Inc. which, together with this letter of transmittal, constitute Noveon, Inc.'s offer to exchange $1,000 principal amount of 11% Senior Subordinated Notes due 2011, Series B, which have been registered under the Securities Act of 1933, as amended, of Noveon, Inc. (the "Exchange Notes"), for each $1,000 principal amount of outstanding 11% Senior Subordinated Notes due 2011, Series A, of Noveon, Inc. (the "Outstanding Notes"), of which $275,000,000 aggregate principal amount is outstanding.

     IF YOU DESIRE TO EXCHANGE YOUR OUTSTANDING NOTES, FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR EXCHANGE NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

     YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     This letter of transmittal is to be completed by holders of Noveon, Inc.'s Outstanding Notes either if certificates representing such notes are to be forwarded herewith or, unless an agent's message is utilized, tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company pursuant to the procedures set forth in the prospectus under the heading "The Exchange Offer -- Book-Entry Transfer."

     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

     Holders that are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender though the DTC Automated Tender Offer Program, for which the exchange offer is eligible. DTC participants that are tendering pursuant to the exchange offer must transmit their acceptance through the Automated Tender Offer Program to DTC, which will edit and verify the acceptance and send an agent's message to the exchange agent for its acceptance.

     In order to properly complete this letter of transmittal, a holder of Outstanding Notes must:

     (1) complete the box entitled "Description of Notes,"

     (2) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions,

     (3) sign the letter of transmittal, and

     (4) complete Substitute Form W-9.

     If a holder desires to tender Outstanding Notes pursuant to the exchange offer and (1) certificates representing such Outstanding Notes are not immediately available, (2) time will not permit this letter of transmittal, certificates representing such Outstanding Notes or other required documents to reach the exchange offer on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures described in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" are followed. See Instruction 1 below.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to Wells Fargo Bank Minnesota, National Association, at the address and telephone number set forth on the cover page of this letter of transmittal. See instruction 11 below.

     List below the Outstanding Notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000.

---------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF NOTES

---------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF
         REGISTERED HOLDER(S)       CERTIFICATE            AGGREGATE PRINCIPAL         PRINCIPAL AMOUNT
           (PLEASE FILL IN)          NUMBER(S)*            AMOUNT REPRESENTED**           TENDERED**
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

     TOTAL PRINCIPAL AMOUNT OF OUTSTANDING NOTES:
---------------------------------------------------------------------------------------------------------

* Need not be completed by holders delivering by book-entry transfer (see below).

** Unless otherwise indicated in the column "Principal Amount Tendered" and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the exchange agent.
     See Instruction 4.

----------------------------------------------------------------------------------------------------------------------

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW

|_| CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------

     Account Number with DTC:
                              --------------------------------------------------

     Transaction Code Number:
                              --------------------------------------------------

|_| CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY NON-EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

--------------------------------------------------------------------------------
                           USE OF GUARANTEED DELIVERY
                               (SEE INSTRUCTION 1)

       To be completed only if tendered Outstanding Notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent. Complete the following (please enclose a photocopy of such notice of guaranteed delivery):

       Name of Registered Holder(s):
                                    --------------------------------------------

       Window Ticket Number (if any):
                                     -------------------------------------------

       Date of Execution of the Notice of Guaranteed Delivery:
                                                              ------------------

       Name of Eligible Institution that Guaranteed Delivery:
                                                             -------------------

              If Delivered By Book-Entry Transfer, Complete The Following:

       Name of Tendering Institution:
                                     -------------------------------------------

       Account Number at DTC:
                             ---------------------------------------------------

       Transaction Code Number:
                               -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BROKER-DEALER STATUS

|_| Check here if you are a broker-dealer that acquired your tendered Outstanding Notes for your own account as a result of market making or other trading activities and wish to receive 10 additional copies of the prospectus and any amendments or supplements thereto.


       Name:
            --------------------------------------------------------------------
       Address:
               -----------------------------------------------------------------

--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Noveon, Inc. the principal amount of Outstanding Notes described above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Noveon, Inc. all right, title and interest in and to such Outstanding Notes.

     The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Noveon, Inc. and as trustee under the indenture relating to the Outstanding Notes) with respect to such tendered notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (1) deliver certificates representing such tendered notes, or transfer ownership of such notes, on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, Noveon, Inc. upon receipt by the exchange agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by Noveon, Inc. of such Outstanding Notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the exchange offer, and (3) present such Outstanding Notes for transfer on the relevant security register.

     The undersigned hereby represents and warrants that the undersigned (1) owns the Outstanding Notes tendered and is entitled to tender such notes, and
(2) has full power and authority to tender, sell, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered notes, and that, when the same are accepted for exchange, Noveon, Inc. will acquire good and marketable title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Noveon, Inc. to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered Outstanding Notes or to transfer ownership of such notes on the account books maintained by DTC.

     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes" and in the instructions to this letter of transmittal will, upon Noveon, Inc.'s acceptance of such notes for exchange, constitute a binding agreement between the undersigned and Noveon, Inc. in accordance with the terms and subject to the conditions of the exchange offer.

     The exchange offer is subject to the conditions set forth in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Noveon, Inc.) as more particularly set forth in the prospectus, Noveon, Inc. may not be required to exchange any of the Outstanding Notes tendered by this letter of transmittal and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     The undersigned hereby represents and warrants that:

     o the undersigned (or the person or entity receiving notes pursuant to this letter of transmittal) is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such other person);

     o neither the undersigned nor any such person or entity is engaging in or intends to engage in a distribution of the Exchange Notes within the meaning of the federal securities laws;

     o neither the undersigned nor any such person or entity has an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

     o neither the undersigned nor any such person or entity is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of PMD Group Inc.; and

     o the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

     Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time on ________________, 2000 or on such later date or time to which Noveon, Inc. may extend the exchange offer.

     Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Outstanding Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Outstanding Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of notes, the exchange agent will credit the account maintained by DTC with any notes not tendered. The undersigned recognizes that Noveon, Inc. has no obligation pursuant to the "Special Issuance Instructions" to transfer any Outstanding Notes from the name of the registered holder thereof if Noveon, Inc. does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

     The Exchange Notes will bear interest from the most recent interest payment date to which interest has been paid on the notes, or if no interest has been paid, from __________, 2001. Interest on the Outstanding Notes accepted for exchange will cease to accrue upon the issuance of the Exchange Notes.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                  (To Be Completed By All Tendering Holders of
                  Outstanding Notes Regardless of Whether Notes
       Are Being Physically Delivered Herewith, unless an Agent's Message
      Is Delivered in Connection with a Book-Entry Transfer of Such Notes)

This letter of transmittal must be signed by the registered holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the exchange agent of such person's authority to so act. See Instruction 5 below.

         If the signature appearing below is not of the registered holder(s) of the Outstanding Notes, then the registered holder(s) must sign a valid power of attorney.

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
                Signature(s) of Holder(s) or Authorized Signatory

Dated                              , 2000
      -----------------------------

Name(s)
       ------------------------------------------

       ------------------------------------------

       Capacity
               ------------------------------------------

       Address
               ------------------------------------------
                           (Including Zip Code)

Area Code and Telephone No.
                           ------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

       SIGNATURE GUARANTEE (If required - see Instructions 2 and 5 below)

         Certain Signatures Must be Guaranteed by a Signature Guarantor


--------------------------------------------------------------------------------
              (Name of Signature Guarantor Guaranteeing Signatures)


--------------------------------------------------------------------------------
    (Address (including zip code) and Telephone Number (including area code)
                                    of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                 (Printed Name)


--------------------------------------------------------------------------------
                                     (Title)

Dated                              , 2001
      -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4 THROUGH 7)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled "Description of Notes" within this letter of transmittal.

Issue:   |_| Exchange Notes              |_| Outstanding Notes

                            (Complete as applicable)

NAME
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

ADDRESS
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)


--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

--------------------------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit Outstanding Notes not tendered, but represented by certificates tendered by this letter of transmittal, by book-entry transfer to:

|_| The Depository Trust Company

|_| ____________________________

Account Number _________________________

Credit Exchange Notes issued pursuant to the exchange offer by book-entry transfer to:

|_| The Depository Trust Company

|_| ____________________________

Account Number _________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4 THROUGH 7)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the box entitled "Description of Notes" within this letter of transmittal.

Deliver:   |_| Exchange Notes    |_| Outstanding Notes

                            (Complete as applicable)

NAME
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

ADDRESS
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)


--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

--------------------------------------------------------------------------------

Is this a permanent address change?

                                |_| Yes    |_| No
                                 (check one box)




--------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. This letter of transmittal is to be completed by holders of Outstanding Notes if certificates representing such notes are to be forwarded herewith, or, unless an agent's message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under "The Exchange Offer--Procedures for Tendering Outstanding Notes." For a holder to properly tender notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book-entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such notes must be received by the exchange agent at its address, or (2) such notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under "The Exchange Offer--Book-Entry Transfer" and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date. A holder who desires to tender Outstanding Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO NOVEON, INC.

     If a holder desires to tender Outstanding Notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit such holder's letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined in Instruction 2 below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Noveon, Inc. herewith, or an agent's message with respect to a guaranteed delivery that is accepted by Noveon, Inc., must be received by the exchange agent on or prior to the expiration date, and (3) the certificates for the tendered Outstanding Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at DTC as described in the prospectus) together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

     Upon request to the exchange agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

     2. GUARANTEE OF SIGNATURES. Signatures on this letter of transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (banks; brokers and dealers; credit unions; national securities exchanges; registered securities associations; learning agencies; and savings associations) unless the Outstanding Notes tendered hereby are tendered (1) by a registered holder of notes

(or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the letter of transmittal, or (2) for the account of an "eligible guarantor institution." If the Outstanding Notes are registered in the name of a person other than the signer of the letter of transmittal or if notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered notes must be guaranteed as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See "The Exchange Offer--Procedures for Tendering Outstanding Notes," in the prospectus.

     3. WITHDRAWAL OF TENDERS. Except as otherwise provided in the prospectus, tenders of Outstanding Notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this letter of transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the notes to be withdrawn, (2) identify the notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such notes (unless such notes were tendered by book-entry transfer) and the aggregate principal amount represented by such notes, and (3) be signed by the holder of such notes in the same manner as the original signature on the letter of transmittal by which such notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

     Any permitted withdrawal of notes may not be rescinded. Any notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn notes may be retendered by following one of the procedures described in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes" at any time prior to the expiration date.

     4. PARTIAL TENDERS. Tenders of Outstanding Notes pursuant to the exchange offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all notes held by the holder is not tendered, certificates for the principal amount of notes not tendered and Exchange Notes issued in exchange for any notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the expiration date.

     5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the notes.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this letter of transmittal is signed by the holder, and the certificates for any principal amount of notes not tendered are to be issued (or if any principal amount of notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered notes nor provide a separate bond power of transfer. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for notes tendered or transmit a separate properly completed power of transfer with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power of transfer guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or powers of transfer are executed by an eligible guarantor institution. See Instruction 2.

     Endorsements on certificates for notes and signatures on powers of transfer provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

     If this letter of transmittal or any certificates representing notes or powers of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent of their authority so to act must be submitted with this letter of transmittal.

     6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts not tendered or Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. If no instructions are given, notes not tendered will be returned to the registered holder of the notes tendered. For holders of notes tendered by book-entry transfer, notes not tendered will be returned by crediting the account at DTC designated above.

     7. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Each tendering holder is required to provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder tendering Outstanding Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which tax payer identification number to report.

     Noveon, Inc. reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

     8. TRANSFER TAXES. Noveon, Inc. will pay all transfer taxes, if any, required to be paid by Noveon, Inc. in connection with the exchange of the Outstanding Notes for the Exchange Notes. If, however, Exchange Notes, or

Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Outstanding Notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

     10. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by Noveon, Inc., in its sole discretion, which determination shall be final and binding on all parties. Noveon, Inc. reserves the absolute right, in its sole discretion, to reject any or all tenders of any notes determined by it not to be in proper form or the acceptance of which may, in the opinion of Noveon, Inc.'s counsel, be unlawful. Noveon, Inc. also reserves the absolute right, in its sole discretion, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular notes, whether or not similar defects or irregularities are waived in the case of other tenders. Noveon, Inc.'s interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Noveon, Inc. shall determine. None of Noveon, Inc., the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such notes shall not be deemed to have been made until such irregularities have been cured or waived. Any notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus and this letter of transmittal, may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

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                                  PAYER'S NAME: WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      PART  1--PLEASE  PROVIDE  YOUR  TIN IN THE BOX AT RIGHT  ________________________________________
FORM W-9                        AND CERTIFY BY SIGNING AND DATING BELOW.                          Social Security Number(s)
                                                                                                             OR
                                                                                              Employer Identification Number(s)
                                ------------------------------------------------------- -------------------------------------------

DEPARTMENT OF THE TREASURY      PART 2--CERTIFICATION -- Under                          PART 3--
                                Penalties of Perjury, I certify that:
                                                                                        Awaiting TIN  [ ]
INTERNAL REVENUE SERVICE        (1)  The number shown on this form is my correct
                                     taxpayer identification number (or I am waiting
                                     for a number to be issued to me), and

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")   (2)  I am not subject to backup withholding because:
                                     (a) I am exempt from backup withholding, (b) I
                                     have not been notified by the Internal Revenue
                                     Service (the "IRS") that I am subject to backup
                                     withholding as a result of a failure to report
                                     all interest or dividends, or (c) the IRS has
                                     notified me that I am no longer subject to
                                     backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_____________________________________________________________ DATE _______________________________, 2000

NAME (please print)___________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------------------

                                      CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE _____________________________________________________________ DATE _______________________________, 2000


NAME (please print) ___________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AND A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.